Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND LIMITED WAIVER

dated as of

April 19, 2017

among

TITAN ENERGY OPERATING, LLC,

as Borrower,

TITAN ENERGY, LLC,

as Parent,

THE OTHER GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

PRIVILEGED AND CONFIDENTIAL

ATTORNEY WORK PRODUCT

SUBJECT TO JOINT INTEREST PRIVILEGE

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND LIMITED WAIVER

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Third Amendment”), dated as of April 19, 2017, is among TITAN ENERGY OPERATING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), TITAN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Parent”), each of the other undersigned guarantors (such guarantors together with the Parent, the “Guarantors”, and the Guarantors together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that it will not be in compliance with certain financial covenants under the Credit Agreement.

C. The parties hereto desire to enter into this Third Amendment to amend the Credit Agreement in certain respects as set forth herein and to waive, on a limited basis, any defaults in respect of such noncompliance with financial covenants, in each case to be effective as of the Third Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the Third Amendment Effective Date.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement and Limited Waiver dated as of April 19, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means April 19, 2017.

2.2 Restated Definitions. The definitions of “Loan Documents” and “Non-Conforming Borrowing Base Reduction Date” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Junior Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Non-Conforming Borrowing Base Reduction Date” means May 1, 2018.

2.3 Amendments to Section 9.01(a) of the Credit Agreement. Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Ratio of Total Debt to EBITDA. Each of the Parent and the Borrower will not permit, as of the last day of any Rolling Period ending for the fiscal quarter set forth below, the ratio of Total Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than the correlative ratio indicated for such date:

Fiscal Quarter End Date:	Total Debt to EBITDA Ratio:
December 31, 2016	5.00:1:00

December 31, 2017	5.50:1:00
March 31, 2018	5.50:1:00
June 30, 2018	5.50:1:00
September 30, 2018	5.50:1:00
December 31, 2018	5.50:1:00
March 31, 2019 and thereafter	5.00:1:00

2.4 Amendments to Section 9.01(c) of the Credit Agreement. Section 9.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) First Lien Leverage Ratio. Each of the Parent and the Borrower will not permit, as of the last day of any Rolling Period ending for the fiscal quarter set forth below, the ratio of the total First Lien Debt as of such day to EBITDA (the “First Lien Leverage Ratio”) for the Rolling Period ending on such day to be greater than the correlative ratio indicated for such date:

Fiscal Quarter End Date:	First Lien Leverage Ratio:
December 31, 2016	3.50:1:00

December 31, 2017	4.00:1:00
March 31, 2018	4.00:1:00
June 30, 2018	4.00:1:00
September 30, 2018	4.00:1:00
December 31, 2018	4.00:1:00
March 31, 2019 and thereafter	3.50:1:00

Section 3. Limited Waiver. Effective as of the Third Amendment Effective Date, and until a Waiver Revocation Event has occurred, the Lenders party hereto, on a one-time basis, waive:

(a) any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement in respect of the requirement under Section 9.01(a) of the Credit Agreement for the Rolling Period ending December 31, 2016;

(b) any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement in respect of the requirement under Section 9.01(c) of the Credit Agreement for the Rolling Period ending December 31, 2016;

(c) any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement resulting from the delivery of annual financial statements in respect of the requirement under Section 8.01(a)(i) of the Credit Agreement without an unqualified opinion as to “going concern”; and

(d) any Default or Event of Default occurring on or prior to November 1, 2017 pursuant to Section 10.01(f) of the Credit Agreement solely in respect of the Permitted Second Lien Debt.

For purposes hereof, “Waiver Revocation Event” means (i) any holder of Permitted Second Lien Debt or any other Indebtedness or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring such Debt due and payable), whether under or pursuant to the Junior Lien Intercreditor Agreement (other than delivery of a notice as contemplated in Section 3.02(a)(i) thereof), the Permitted Second Lien Debt Documents or any applicable indenture, loan agreement or similar agreement or under applicable law, or institutes any actions or proceeding in respect of the Junior Lien Intercreditor or any other Loan Document, against or in respect of any Secured Creditor, the Borrower or any of the other Loan Parties or any of their respective Property and whether as a secured or unsecured creditor, (ii) any Standstill Period (as defined in the Junior Lien Intercreditor Agreement) in effect has not been extended on terms satisfactory to the Administrative Agent at least 15 Business Days prior to the expiration of such Standstill Period or (iii) the occurrence of any Event of Default under the Credit Agreement (other than the Events of Default described in clauses (a), (b), (c) and (d) above), this Third Amendment or any other Loan Document.

Section 4. Covenants. The Borrower shall:

4.1 Borrowing Base Reduction. Take actions necessary to cause the Conforming Borrowing Base to be reduced to $330,000,000 on or prior to August 31, 2017.

4.2 Further Borrowing Base Reduction. Take actions necessary to cause the Conforming Borrowing Base to be reduced to $190,000,000 or lower on or prior to October 1, 2017; provided that the Administrative Agent may, in its sole discretion, extend the date of such reduction by up to 30 days at the request of the Borrower.

4.3 Non-Conforming Borrowing Base Reduction. Take actions necessary to cause the Non-Conforming Borrowing Base to be reduced to $10,000,000 on or prior to November 1, 2017.

4.4 Asset Sale Proceeds. Prior to November 1, 2017, at any time any Non-Conforming Borrowing Base Loans are outstanding or a Borrowing Base Deficiency exists, make optional prepayments (and hereby gives notice of such optional prepayments in accordance with Section 3.04(a) of the Credit Agreement) with any remaining Net Available Cash received in connection with an Asset Disposition after giving effect to any prepayments required by Section 3.04(c)(iii) of the Credit Agreement which shall be applied as follows on the same day as any such prepayments: (a) first, to repay Conforming Borrowing Base Loans (together with accrued and unpaid interest thereon) in an amount sufficient to lower the aggregate principal amount of Conforming Borrowing Base Loans to $190,000,000; (b) second, to repay Non-Conforming Borrowing Base Loans (together with accrued and unpaid interest thereon) in an amount sufficient to lower the aggregate principal amount of Non-Conforming Borrowing Base Loans to $10,000,000; and (c) third, to repay Conforming Borrowing Base Loans (together with accrued and unpaid interest thereon).

The Borrower hereby gives notice in accordance with Section 2.06(b) of the Credit Agreement, that immediately following any prepayment of the Loans as set forth in this Section 4.4, the Aggregate Maximum Credit Amounts shall be permanently reduced in the same amount of the prepayments required by Section 3.04(c)(iii) of the Credit Agreement and this Section 4.4 in accordance with Section 2.06(b) of the Credit Agreement.

4.5 Cash Flow Forecasts. On the first Wednesday of each month, deliver to the Administrative Agent and Lenders a budget (including, without limitation, the forecasted cash flow of the Loan Parties and Liquidity) for each remaining month of the fiscal year ending December 31, 2017, which budget shall be certified by a Financial Officer of the Borrower as having been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made and at the time such Budget is furnished to the Administrative Agent.

4.6 Information in Respect of Sale of Properties. Until the Conforming Borrowing Base is $190,000,000 or lower, (a) on each Wednesday (or less frequently as may be agreed by the Administrative Agent) cause members of management of the Borrower to participate in a call with the Administrative Agent and available Lenders regarding the status all Asset Dispositions consummated or to be consummated by the Loan Parties, (b) use commercially reasonable efforts to cause Detring Energy Advisors and RBC Richardson Barr on the first Wednesday (or such other day as the Administrative Agent may agree) of each month to participate in a call with the Administrative Agent and the steering committee of Lenders regarding the status all Asset Dispositions consummated or to be consummated by the Loan Parties and (c) promptly provide such information as may be requested by the Administrative Agent in respect of such Asset Dispositions.

Any failure to comply with any covenant in this Section 4 shall be an immediate Event of Default.

Section 5. Borrowing Base. The Conforming Borrowing Base and Non-Conforming Borrowing Base shall be maintained at $410,000,000 and $30,000,000, respectively, and shall remain at $440,000,000 in the aggregate until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to this Third Amendment or the Credit Agreement as amended hereby. The Loan Parties, the Administrative Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 5 shall be considered to be the Scheduled Redetermination required to occur on May 1, 2017 for purposes of Section 2.07 of the Credit Agreement.

Section 6. Conditions Precedent. This Third Amendment shall be effective on the date the following conditions are fulfilled (such date being the “Third Amendment Effective Date”):

6.1 The Administrative Agent shall have received duly executed counterparts of this Third Amendment from the Loan Parties and the Super Majority Lenders.

6.2 The Administrative Agent (and any Lender and Issuing Bank, as applicable) shall have received all fees, expenses and other amounts due and payable on or prior to the Third Amendment Effective Date, including all the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the preparation, negotiation, execution and delivery of this Third Amendment (including amounts due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP); provided that all such amounts shall have been invoiced prior to the Third Amendment Effective Date.

6.3 The Administrative Agent shall have received a budget as described in Section 4.5.

6.4 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Parent, the Borrower and each Guarantor, as applicable, setting forth (i) resolutions of its Board of Directors (or other applicable managing Person) with respect to the authorization of the Borrower or such Guarantor to execute and deliver this Third Amendment and to enter into the transactions contemplated herein, (ii) the officers of the Parent, the Borrower or such Guarantor (A) who are authorized to sign this Third Amendment and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Third Amendment and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or other applicable governing documents) of the Parent, the Borrower and such Guarantor (each in form and substance reasonably satisfactory to the Administrative Agent), certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

6.5 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 7. Miscellaneous.

7.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects on and as of the Third Amendment Effective Date (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Third Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately on and as of the Third Amendment Effective Date, no Default, Event of Default (other than the Defaults and Events of Default described in Sections 3 (a), (b), (c) and (d) hereof) or Borrowing Base Deficiency exists.

7.3 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Third Amendment.

(b) The words “execution,” “signed” and “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.6 Payment of Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in connection with the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Third Amendment and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof.

7.7 Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.8 Successors and Assigns. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE

OF THIS THIRD AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS THIRD AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE THIRD AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

The parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER:	TITAN ENERGY OPERATING, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

PARENT:	TITAN ENERGY, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company

ATLAS PIPELINE TENNESSEE, LLC, a Pennsylvania limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

ATLAS ENERGY SECURITIES, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Bryan M. McDavid
Bryan M. McDavid
Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Peter T. Baumann
Name:	Peter T. Baumann
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Jarrett C. Price
Name:	Jarrett C. Price
Title:	Director

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen Hartman
Name:	Stephen Hartman
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

COMERICA BANK, as a Lender

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

SUNTRUST BANK, as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin Jr.
Name:	Mark Lumpkin Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

CADENCE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Eric J. DeSantis
Name:	Eric J. DeSantis
Title:	Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

ING CAPITAL LLC, as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Michael Price
Name:	Michael Price
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	SVP

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicole Webb
Name:	Nicole Webb
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

WHITNEY BANK, as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Ataman
Name:	John Ataman
Title:	SVP

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC

CIT BANK, N.A., formerly known as OneWest Bank, N.A., as a Lender

By:	/s/ Barbara Parish
Name:	Barbara Parish
Title:	Principal

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

TITAN ENERGY OPERATING, LLC